UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [ X ]         Filed by a Party other than the Registrant [ ]

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-12

Sun Communities, Inc.
Name of Registrant as Specified in its Charter
Name of Person(s) Filing Proxy Statement if other than the Registrant:

Payment of Filing Fee (Check the appropriate box):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

SUN COMMUNITIES, INC.

2025 Annual Meeting
Vote by May 12, 2025
11:59 PM ET

SUN COMMUNITIES, INC.

SUN COMMUNITIES, INC.
ATTN: INVESTOR RELATIONS
27777 FRANKLIN ROAD, SUITE 300
SOUTHFIELD, MI 48034

V68106-P30535

You invested in SUN COMMUNITIES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 13, 2025.**

Get informed before you vote

View the Notice and Proxy Statement, Annual Report and 10-K Wrap online at www.ProxyVote.com. You can receive a free paper or email copy of the materials by submitting a request prior to April 29, 2025. To request a copy of the materials for this shareholder meeting, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the materials.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 13, 2025
11:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/SUI2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of nine Directors to serve until our 2026 annual meeting of shareholders and until their successors shall have been duly elected and qualified, or their earlier resignation or removal. **Nominees:**	
1a.	Gary A. Shiffman	For
1b.	Tonya Allen	For
1c.	Meghan G. Baivier	For
1d.	Jeff T. Blau	For
1e.	Mark A. Denien	For
1f.	Jerome W. Ehlinger	For
1g.	Brian M. Hermelin	For
1h.	Craig A. Leupold	For
1i.	Clunet R. Lewis	For
2.	To approve, by a non-binding advisory vote, executive compensation.	For
3.	To ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	For
4.	To approve an amendment to our 2015 Equity Incentive Plan to extend the term of the plan to December 31, 2035.	For

NOTE: The appointed proxies are authorized to vote upon all matters incidental to the conduct of the Annual Meeting and such other business as may properly come before the Annual Meeting in accordance with their best judgment.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V68107-P30535